DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     While a high tide may raise all ships, lower interest rates don't necessarily lift all bonds. And that's just what happened during the first half of 1998. Economic turmoil in Asia and the possibility of a slowing U.S. economy propelled the return on long-term U.S. government bonds to 6.25% during the first six months of 1998. GNMA securities, however, limped along with a 3.34% gain. That just about equals the coupon return from these securities. The price of the typical mortgage securities failed to increase because lower interest rates mean high mortgage prepayments - a return of principal at par. With the average GNMA selling at a price of 103, few investors want the current high level of prepayment risk.

     The Lexington GNMA Income Fund returned 3.2%* during the first half of the year. About half of the Fund's assets are invested in GNMA-guaranteed mortgage loans on apartment buildings, nursing homes and other multi-unit facilities. Loan prepayments on these securities are somewhat less affected by changes in interest rates. This has helped our relative performance. Also, earlier in the period we held a sizeable long-term U.S. Treasury bond position. This also gave the Fund a price boost.

     We expect the bond market to stall near current price levels during the second half. Thirty-year U.S. Treasury bonds and money market securities now yield about the same - 5.5%. Investors are betting that their reward for buying the more volatile long-term bonds will be significant price appreciation. To see such gains, the second quarter's economic weakness would need to persist during the second half and the Federal Reserve would need to respond to this slowdown by lowering short-term interest rates. We think continued strong consumer spending will outweigh the economic drag created by sluggish exports. The current low level of interest rates will spur domestic construction. And the economy will pick up steam later this year.

     The Fund is positioned to perform well in a flat to rising interest rate environment. During the second quarter, we sold our long-term U.S. Treasury bond holdings. New investments consisted of GNMA single-family mortgages with coupons in excess of 7%. The net impact of these transactions was to raise the average coupon of the securities in the portfolio from 7.0% to 7.23% and reduce the interest rate sensitivity of the Fund's share price to interest rate changes. These changes had a negative impact on the Fund's relative performance during the second quarter. Our return was 1.5%* compared with 1.7% for the typical GNMA-oriented mutual fund monitored by Lipper Analytical Services, Inc.


     We've made our bet-the economy will bounce back later this year and interest rates, eventually, will trend higher. In the months ahead we will closely monitor economic developments and alter the Fund's course, if necessary. Meanwhile, we wish to thank all our shareholders for their continued loyalty. The management of your Fund will strive to merit your support.

                        Sincerely,


        [GRAPHIC OMITTED]            [GRAPHIC OMITTED]
        Denis P. Jamison             Robert M. DeMichele
        Portfolio Manager            President
        August, 1998                 August, 1998


* 10.14%, 6.93% and 8.77% are the one, five and ten year average annual standard total returns, respectively, for the period ended June 30, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
JUNE 30, 1998 (UNAUDITED)


                                                                                               STATED
COUPON                                                                                        MATURITY
----------------------------------------------------------------------------------------- -----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 90.8%
10.25%  .................................................................................      8/2029
9.25 ....................................................................................   1/2026-8/2029
9.00 ....................................................................................  5/2020-11/2027
8.75 ....................................................................................  9/1998-10/2023
8.50 ....................................................................................   6/2022-1/2023
8.25 ....................................................................................  3/2001-10/2038
8.25*   .................................................................................      10/2038
8.20 ....................................................................................   4/2012-5/2017
8.15 ....................................................................................  12/2011-9/2015
8.125   .................................................................................   3/2036-6/2039
8.125*  .................................................................................   3/2036-6/2039
8.10 ....................................................................................   6/2012-7/2012
8.00 ....................................................................................  10/2012-11/2038
8.00*   .................................................................................      11/2038
7.875   .................................................................................   6/2021-7/2038
7.875*  .................................................................................   6/2021-6/2038
7.75 ....................................................................................   8/2014-1/2036
7.75*   .................................................................................      8/2014
7.70 ....................................................................................      8/2013
7.65 ....................................................................................  12/2012-4/2031
7.625   .................................................................................      8/2032
7.50 ....................................................................................      4/2013
7.25 ....................................................................................   5/2022-8/2022
7.20 ....................................................................................      6/2014
7.00 ....................................................................................  5/2026-11/2027
6.75 ....................................................................................   6/2013-8/2017
6.70 ....................................................................................  8/2014-12/2014
6.65 ....................................................................................  12/2013-2/2015
6.55 ....................................................................................      11/2013
6.50 ....................................................................................      3/2028
6.25 ....................................................................................   3/2028-4/2028
5.65 ....................................................................................      7/2029
TOTAL GNMA CERTIFICATES (cost $189,961,767) ............................................................
U.S. GOVERNMENT OBLIGATIONS: 9.4%
U.S. Treasury Bills, 5.16%, due 11/19/98 ...............................................................
U.S. Treasury Bills, 5.165%, due 11/27/98   ............................................................
U.S. Treasury Bills, 5.17%, due 11/12/98 ...............................................................
U.S. Treasury Bonds, 5.50%, due 02/28/03 ...............................................................
U.S. Treasury Notes, 5.625%, due 04/30/00   ............................................................
TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $20,170,664) ...................................................
TOTAL INVESTMENTS: 100.2% (cost $210,132,431\^)(Note 1) ................................................
Liabilities in excess of other assets: (0.2%)  .........................................................
TOTAL NET ASSETS: 100.0% (equivalent to $8.43 per share on 25,449,277 shares outstanding)



                                                                                           PRINCIPAL       VALUE
COUPON                                                                                      AMOUNT        (NOTE 1)
----------------------------------------------------------------------------------------- ------------- ---------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 90.8%
10.25%  .................................................................................$ 1,009,519     $  1,094,066
9.25 ....................................................................................  5,967,993        6,384,402
9.00 ....................................................................................    976,897        1,048,518
8.75 ....................................................................................  3,255,395        3,465,798
8.50 ....................................................................................  1,629,200        1,692,239
8.25 ....................................................................................  7,496,806        7,889,381
8.25*   .................................................................................    114,688          117,501
8.20 ....................................................................................  7,464,232        7,852,283
8.15 .................................................................................... 10,382,054       10,900,829
8.125   .................................................................................  8,713,158        8,989,708
8.125*  .................................................................................    650,842          670,579
8.10 ....................................................................................  1,808,065        1,894,981
8.00 .................................................................................... 49,898,845       51,780,530
8.00*   .................................................................................    445,000          460,575
7.875   .................................................................................  7,421,606        7,610,641
7.875*  .................................................................................    620,468          641,127
7.75 ....................................................................................  2,076,967        2,135,756
7.75*   .................................................................................    158,575          162,282
7.70 ....................................................................................    826,838          859,134
7.65 ....................................................................................  3,897,484        4,010,614
7.625   .................................................................................  1,541,231        1,580,717
7.50 ....................................................................................  1,232,482        1,276,001
7.25 ....................................................................................  2,348,254        2,413,559
7.20 ....................................................................................  2,872,625        2,955,213
7.00 .................................................................................... 48,195,874       49,036,086
6.75 ....................................................................................    829,380          847,267
6.70 ....................................................................................    441,753          450,999
6.65 ....................................................................................  1,660,114        1,691,285
6.55 ....................................................................................      5,485            5,571
6.50 .................................................................................... 10,059,149       10,037,119
6.25 ....................................................................................  4,517,829        4,459,910
5.65 ....................................................................................    479,035          419,884
                                                                                                         ------------
TOTAL GNMA CERTIFICATES (cost $189,961,767) ........................................................      194,834,555
                                                                                                         ------------
U.S. GOVERNMENT OBLIGATIONS: 9.4%
U.S. Treasury Bills, 5.16%, due 11/19/98 ................................................  2,200,000        2,156,638
U.S. Treasury Bills, 5.165%, due 11/27/98   .............................................  1,900,000        1,860,518
U.S. Treasury Bills, 5.17%, due 11/12/98 ................................................  2,900,000        2,845,567
U.S. Treasury Bonds, 5.50%, due 02/28/03 ................................................  1,300,000        1,297,998
U.S. Treasury Notes, 5.625%, due 04/30/00   ............................................. 12,000,000       12,020,400
                                                                                                         ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $20,170,664) ...............................................       20,181,121
                                                                                                         ------------
TOTAL INVESTMENTS: 100.2% (cost $210,132,431\^)(Note 1) ............................................      215,015,676
Liabilities in excess of other assets: (0.2%)  .....................................................         (542,052)
                                                                                                         ------------
TOTAL NET ASSETS: 100.0% (equivalent to $8.43 per share on 25,449,277 shares outstanding)                $214,473,624
                                                                                                         ============

* Construction loan securities (Note 1).
+ Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)


ASSETS
Investments, at value
   (cost $210,132,431) (Note 1) ...............    $215,015,676
Cash ..........................................          93,351
Receivable for shares sold   ..................         801,726
Interest receivable ...........................       1,334,057
                                                   ------------
      Total Assets  ...........................     217,244,810
                                                   ------------
LIABILITIES
Due to Lexington Management Corporation
   (Note 2)   .................................          97,500
Payable for investment securities purchased   .       2,224,037
Payable for shares redeemed  ..................         260,677
Distributions payable  ........................          97,867
Accrued expenses ..............................          91,105
                                                   ------------
      Total Liabilities   .....................       2,771,186
                                                   ------------
NET ASSETS (equivalent to $8.43 per share on
   25,449,277 shares outstanding) (Note 3)   .     $214,473,624
                                                   ============
NET ASSETS consist of:
Capital stock-authorized 100,000,000
   shares, $.01 par value per share   .........    $    254,493
Additional paid-in capital   ..................     210,285,005
Undistributed net investment income   .........         136,891
Accumulated net realized loss on investments         (1,086,010)
Unrealized appreciation on investments   ......       4,883,245
                                                   ------------
TOTAL NET ASSETS ..............................    $214,473,624
                                                   ============

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30, 1998 (unaudited)


INVESTMENT INCOME
Interest income ...........................                $6,293,113
EXPENSES
   Investment advisory fee (Note 2)   .        $525,431
   Transfer agent and shareholder
     servicing expenses (Note 2)  .........     200,837
   Accounting expenses (Note 2)   .........      71,007
   Printing and mailing expenses  .........      27,740
   Registration fees  .....................      22,002
   Professional fees  .....................      20,251
   Directors' fees and expenses   .........      10,538
   Computer processing fees ...............       9,718
   Custodian expenses .....................       8,937
   Other expenses  ........................      21,978
                                               --------
    Total expenses ........................                   918,439
                                                           ----------
     Net investment income  ...............                 5,374,674
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 4)
   Net realized loss on investments  ......                   (31,382)
   Net change in unrealized
     appreciation on investments  .........                   277,665
                                                           ----------
     Net realized and
       unrealized gain   ..................                   246,283
                                                           ----------
INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS   ........................                $5,620,957
                                                           ==========


  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                            Six Months
                                               ended           Year ended
                                           June 30, 1998      December 31,
                                            (unaudited)           1997
                                            ------------      ------------
Net investment income ..................    $  5,374,674      $  9,001,795
Net realized gain (loss) from
   investments  ........................         (31,382)        2,716,315
Net change in unrealized appreciation
   of investments  .....................         277,665         2,258,584
                                            ------------      ------------
 Increase in net assets
    resulting from operations  .........       5,620,957        13,976,694
Distributions to shareholders from
   net investment income ...............      (5,238,187)       (9,107,074)
Increase in net assets from capital
   share transactions (Note 3) .........      56,020,082        19,424,028
                                            ------------      ------------
  Net increase in net assets   .........      56,402,852        24,293,648

NET ASSETS
 Beginning of period  ..................     158,070,772       133,777,124
                                            ------------      ------------
 End of period (including
    undistributed net
    investment income of
    $136,891 and $404,
    1998 and 1997, respectively)  ......    $214,473,624      $158,070,772
                                            ============      ============


  The Notes to Financial Statements are an integral part of these statements.


LEXINGTON GNMA INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES


Lexington GNMA Income Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage- backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
      INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities are valued at the last reported bid price as of the last business day of the period or, if no current bid price is available, by the valuation as determined by the Fund's management in good faith under the direction of the Fund's Board of Directors. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

      WHEN-ISSUED SECURITIES The Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed-generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

      CONSTRUCTION LOAN SECURITIES The Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed

LEXINGTON GNMA INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited), and December 31, 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.


      FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income are normally declared and paid monthly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER
   TRANSACTIONS WITH AFFILIATE


The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.60% of the Fund's average daily net assets up to $150 million and in decreasing stages to 0.40% of average daily net assets in excess of $800 million. In accordance with the investment advisory agreement, LMC is required to reimburse the Fund for any expenses, excluding interest, taxes and extraordinary expenses which exceed 1.50% of the first $30 million of the Fund's average daily net assets and 1.00% thereafter. No reimbursement was required for the six months ended June 30, 1998.

The  Fund  reimburses  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $155,291, which are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK

Transactions in capital stock were as follows:


                                   Six months ended
                                    June 30, 1998                        Year ended
                                     (unaudited)                      December 31, 1997
                          ----------------------------------   --------------------------------
                              Shares             Amount            Shares             Amount
                          ---------------   ----------------   ---------------    -------------
Shares sold   .........      9,418,086       $  79,591,340        5,059,013       $  41,657,370
Shares issued on
  reinvestment
  of dividends   ......        550,689           4,640,109          916,291           7,517,813
                             ---------       -------------        ---------       -------------
                             9,968,775          84,231,449        5,975,304          49,175,183
Shares redeemed  ......     (3,337,283)        (28,211,367)      (3,624,917)        (29,751,155)
                            ----------       -------------       ----------       -------------
Net increase  .........      6,631,492       $  56,020,082        2,350,387       $  19,424,028
                            ==========       =============       ==========       =============

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1998, excluding short-term securities, were $122,218,833 and $77,690,919, respectively.

At June 30, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,918,400 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $35,155.

LEXINGTON GNMA INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:



                                                 Six months                    Year ended December 31,
                                                    ended        --------------------------------------------
                                                June 30, 1998
                                                 (unaudited)       1997         1996         1995        1994
                                                --------------   -------      --------     -------     -------
Net asset value, beginning of period   ......      $  8.40       $  8.12      $  8.19      $  7.60      $  8.32
                                                   -------       -------      -------      -------      -------
Income (loss) from investment operations:
 Net investment income  .....................         0.25          0.51         0.53         0.58         0.55
 Net realized and unrealized gain (loss)
  on investments  ...........................         0.02          0.29       ( 0.08)        0.59        (0.72)
                                                   -------       -------      -------      -------      -------
Total income (loss) from investment
 operations .................................         0.27          0.80         0.45         1.17        (0.17)
                                                   -------       -------      -------      -------      -------
Less distributions:
 Distributions from net investment
  income ....................................        (0.24)       ( 0.52)      ( 0.52)       (0.58)       (0.55)
                                                   -------       -------      -------      -------      -------
Net asset value, end of period   ............      $  8.43       $  8.40      $  8.12      $  8.19      $  7.60
                                                   =======       =======      =======      =======      =======
Total return   ..............................        6.53%*       10.20%        5.71%       15.91%      (2.07)%
Ratio to average net assets:
 Expenses   .................................        1.02%*        1.01%        1.05%        1.01%        0.98%
 Net investment income  .....................        5.96%*        6.28%        6.56%        7.10%        6.90%
Portfolio turnover   ........................       86.82%*      134.28%      128.76%       30.69%       37.15%
Net assets, end of period (000's omitted)   .     $214,474      $158,071     $133,777     $130,681     $132,108

* Annualized.

LEXINGTON
INVESTOR SERVICES
--------------------------------------
AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD-The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                                    --------

FREE TELEPHONE EXCHANGE - Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                                   --------

CHECK  WRITING   PRIVILEGES-Lexington   Money  Market  Trust  permits  investors
immediate access to their funds with check writing for withdrawals from their account.

                                   --------

TAX SHELTERED PLANS-IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                   --------

CUSTODIAL ACCOUNTS FOR MINORS-Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                   --------

SYSTEMATIC WITHDRAWAL PLAN-An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                   --------

COMPLETE RECORD KEEPING-A statement is provided for every transaction in addition TO A YEAR-END STATEMENT WITH TAX INFORMATION.

THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.-Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.-Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.-Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.-Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON  RAMIREZ  GLOBAL  INCOME  FUND-Seeks  high  current  income.   Capital
appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.-Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.-Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND-Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP FUND, INC.-Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND-Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.-Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST-Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
GNMA INCOME FUND, INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




        ------------------------------------------------------------------------

            All shareholder requests for services of any kind should be sent to:

            TRANSFER AGENT
          ------------------------------------------------
            STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, MIssouri 64105

            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052
        -------------------------------------------------------------------





--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"

                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
            Last Transactions o Total Return o Duplicate Statements

--------------------------------------------------------------------------------



This report has been prepared for the information of the shareholders of Lexington GNMA Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


                            -------------------------
                                    LEXINGTON
                            -------------------------


                                    [GRAPHIC]
                                    LEXINGTON
                                   GNMA INCOME
                                   FUND, INC.

                            -------------------------

                           An investment primarily in
                              mortgage-backed GNMA
                        Certificates that are guaranteed
                          as to the timely payment of
                          principal and interest by the
                            United States Government.

                            -------------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1998
                               The Lexington Group
                                   of NO LOAD
                              Investment Companies